CONSTELLATION INSTITUTIONAL PORTFOLIOS
                 Supplement to the Prospectus dated May 18, 2005
                                  March 1, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Information about the Trust's Investment Manager and Distributor:
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At a meeting held on February 28, 2006, shareholders of Constellation
Institutional Portfolios (the "Trust") approved a new management agreement between the Trust, on behalf of each Portfolio, and Touchstone Advisors, Inc. ("Touchstone Advisors"), effective upon the closing of the sale of the assets of Constellation Investment Management Company, LP ("CIMCO") to Touchstone Advisors (the "Transaction"). At the same meeting, shareholders also approved new sub-advisory agreements between Touchstone Advisors and each current sub-adviser, and elected a new board of trustees for the Trust.

On March 1, 2006, upon the closing of the Transaction, Touchstone Advisors became the Trust's investment manager and Touchstone Securities, Inc., an affiliate of Touchstone Advisors, became the Trust's distributor. As a result of these changes, all references to CIMCO in the prospectus are deleted and replaced with Touchstone Advisors, and the term "Manager" shall mean Touchstone Advisors. In addition, all references to Constellation Investment Distribution Company Inc. are deleted and replaced with Touchstone Securities, Inc., and the term "Distributor" shall mean Touchstone Securities Inc.

THE FOLLOWING REPLACES THE FIRST PARAGRAPH IN THE SECTION "THE MANAGER" ON PAGE 11:

Touchstone Advisors, Inc. (Touchstone Advisors), a registered investment adviser, located at 303 Broadway, Suite 1100, Cincinnati, OH 45202, serves as investment manager to each Portfolio. Touchstone Advisors has been a registered investment adviser since 1994. As of December 31, 2005, Touchstone Advisors had approximately $4.0 billion in assets under management.

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements will appear in the Trust's June 30, 2006 Semiannual Report.

THE FOLLOWING REPLACES THE SECTION "INVESTOR INQUIRIES" ON PAGE 19:

Investor inquiries should be addressed to Constellation Institutional Portfolios, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, or you may call 1-800-304-2459.

THE LISTINGS ON THE BACK COVER OF THE PROSPECTUS FOR "INVESTMENT MANAGER" AND "DISTRIBUTOR" ARE HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

     Investment Manager                             Distributor
     Touchstone Advisors, Inc.                      Touchstone Securities, Inc.
     303 Broadway, Suite 1100                       303 Broadway, Suite 1100
     Cincinnati, OH  45202                          Cincinnati, OH  45202

You may obtain additional information by calling the Portfolios at 1-800-304-2459, or by going to our website (www.ciptrust.com).

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE